UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2014

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

California	1-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Woodley Avenue Van Nuys, California	91406
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:  (818) 781-4973

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 13, 2014, the Board of Directors (“Board”) of Superior Industries International, Inc., a California corporation (“the Company” or “Superior”), approved amendments to the Company's bylaws, effective as of November 13, 2014 (as amended and restated, the “Bylaws”).

Among the amendments incorporated in the Bylaws are provisions requiring shareholders seeking to bring business or nominations of directors before an annual meeting to provide the Company with a timely and proper advance notice of such business or nominations. While the prior bylaws of the Company, last amended in 2010, had advance notice of director nominations provisions, such bylaws did not have advance notice of business provisions. Pursuant to the Bylaws, to be timely, the shareholder’s notice of director nominations or proposed business must be received by the Company’s corporate secretary not later than the 90th day nor earlier than the 120th day before the one-year anniversary of the date of the preceding year’s annual meeting, provided, however, that if no annual meeting were held in the prior year or the annual meeting is advanced more than 30 days prior to or delayed more than 60 days after the one-year anniversary of the prior year’s annual meeting, then for notice to be timely, the notice must be received by the Company’s corporate secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which a public announcement of the date of the annual meeting is first made. The amendments also specify the information that is required to be included in the advance notice including, but not limited to, information about the proponent or nominating person, as the case may be, and information about the business proposed or the persons being nominated, as the case may be.

The Bylaws also include provisions relating to special meetings of shareholders and provide that special meetings of the shareholders may be called at any time by the Board, the Chairman of the Board, the Chief Executive Officer, the President or by one or more holders of shares entitled to cast not less than 10% of the votes at the meeting as of the record date established pursuant to the Bylaws. With respect to shareholder requested special meetings, the Bylaws include provisions relating to the process by which such special meetings are noticed and scheduled. In addition, the Bylaws include advance notice of director nomination procedures applicable to shareholders seeking to propose director nominees at a special meeting of shareholders called by the Company for the purpose of electing one or more directors to the Board. The Bylaws provide that, to be timely, such advance notice of director nominations must be received by the Company’s Secretary at the principal executive offices of the Company not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected or re-elected at such meeting.

The Bylaws also clarify the indemnification that the Company provides to its directors, officers and other agents to provide that such indemnification is to the fullest extent permitted by applicable law except as specifically limited by the Bylaws. In connection with such amendments, provisions further detailing what is meant by indemnified proceedings, reimbursable expenses and actions in an official capacity have been included in the Bylaws. In addition, the rights granted to indemnified persons to be advanced expenses incurred in defending a proceeding in advance of its final disposition have also been clarified to provide that the Company cannot impose on the indemnified person any conditions to the advancement of expenses or require from the indemnified person any undertakings regarding repayment other than an undertaking by or on behalf of the indemnified person to repay such amounts advanced if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company. Further, provisions were added to the Bylaws to indicate that the Company is not obligated to indemnify any person in connection with any proceeding under the enumerated circumstances described in the Bylaws. Other provisions provide a process for the Company’s board of directors to determine that indemnification is proper in a particular circumstance, provide that the indemnification provided by the Bylaws is not exclusive of other indemnification that may be provided to the director or officer, authorize the Company to procure director and officer liability insurance and provide that the conduct of one indemnified person will not be imputed to another.

In addition to the foregoing, there are various other “clean-up” changes to the Bylaws including, but not limited to, grammatical and other typographical corrections, formatting changes, revisions to headings, titles and captions, capitalization of defined terms and references to sections of the California Corporations Code.

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The foregoing summary of the amendments included in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws adopted by the Board on November 13, 2014, attached hereto as Exhibit 3.1 and incorporated by reference herein in its entirety.

Item 8.01 Other Events.

The Company’s 2015 Annual Meeting of Shareholders (the “2015 Annual Meeting”) will be held on Tuesday, May 5, 2015, at a time and location still to be determined. The Company expects to make available its definitive proxy statement to all shareholders of record on or about March 25, 2015.

Bylaws Advance Notice Deadline

The date of the 2015 Annual Meeting represents a date more than thirty (30) days in advance of the anniversary date of the Company’s 2014 Annual Meeting of Shareholders (the “2014 Annual Meeting”) which was held on August 15, 2014. As a result, in accordance with the requirements for advance notice set forth in the Bylaws, after giving effect to the amendments described above, a new deadline applies for shareholder proposals submitted outside of Rule 14a-8 and director nominations. To be considered timely, such proposals and nominations must now be received by the Company’s Corporate Secretary by the close of business on Wednesday, February 4, 2015, at the Company’s executive offices located at 7800 Woodley Avenue, Van Nuys, California 91406. Such proposals and nominations must also comply with the advance notice provisions contained in Article V, Section 5.14, of the Bylaws and shareholders are urged to read the complete text of such advance notice provisions. This report constitutes public announcement of the date of the 2015 Annual Meeting for purposes of Article V, Section 5.14, of the Bylaws.

In addition, if any shareholder notifies the Company after February 4, 2015 of an intention to present a proposal at the 2015 Annual Meeting, the Company’s proxy holders will have the right to exercise discretionary voting authority with respect to that proposal, if presented at the meeting, without the Company including information regarding the proposal in its proxy materials.

The foregoing summary of advance notice provisions contained in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws adopted by the Board on November 13, 2014, attached hereto as Exhibit 3.1 and incorporated by reference herein in its entirety.

Rule 14a-8 Shareholder Proposal Deadline

As noted above, the 2015 Annual Meeting date represents a change of more than thirty (30) days from the anniversary date of the 2014 Annual Meeting. As a result, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company has set a new deadline for the receipt of any shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in the Company’s proxy materials for the 2015 Annual Meeting. The new deadline for delivering such shareholder proposals to the Company is the close of business on Friday, December 12, 2014. Such proposals should be delivered to the Company’s Corporate Secretary at the address noted above. Such proposals also need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of shareholder proposals in the Company’s proxy materials, and may be omitted if not in compliance with applicable requirements.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Superior Industries International, Inc., as adopted by the Board on November 13, 2014
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)

Date: November 18, 2014	/s/ Paula Winner Barnett
Paula Winner Barnett
Corporate Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Superior Industries International, Inc., as adopted by the Board on November 13, 2014

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